EXHIBIT 10.5
FOURTH AMENDMENT TO
RIGHT OF FIRST REFUSAL AGREEMENT
AND
DUE DILIGENCE REIMBURSEMENT AGREEMENT
     THIS FOURTH AMENDMENT (this “Amendment”) TO THAT RIGHT OF FIRST REFUSAL AGREEMENT AND DUE DILIGENCE REIMBURSEMENT AGREEMENT, (as amended by three (3) mesne amendments, the “Frame Agreement”) is made and entered into and effective as of the 31st day of March, 2002, by and between FIRSTCITY FINANCIAL CORPORATION, a Delaware corporation (“FCFC”), and FIRSTCITY SERVICING CORPORATION, a Texas corporation (“Servicing”), on the one hand, and CARGILL FINANCIAL SERVICES CORPORATION, a Delaware corporation (“CFSC”), and CFSC CAPITAL CORP. II, a Delaware corporation (“CCCII”), on the other hand.
RECITALS
     A. FirstCity Holdings Corporation (“FCH”), a second tier subsidiary of FCFC, and CFSC Capital Corp. XXX (“CCC-30”), a wholly owned subsidiary of CFSC, have entered into a Loan Agreement dated as of April 6, 2000, together with an Amendment to Loan Agreement and Extension of Promissory Note dated as of January 12, 2001 (as thereafter amended, modified, extended, supplemented or increased from time to time, the “Loan Agreement”) pursuant to which CCC-30 agreed to make advances from time to time (collectively, the “Loan”) to FCH in an amount not to exceed $30,000,000.00. FCH has requested that CCC-30 agree to extend the Maturity Date (as defined in the Loan Agreement) to March 31, 2003.
     B. It is a condition precedent to CCC-30’s agreement to so extend the Maturity Date that FCFC and Servicing execute and deliver this Amendment.
     C. The parties to the Frame Agreement desire to extend the term of the Frame Agreement from January 1, 2003 to February 1, 2004 on the terms and conditions herein contained.
     NOW, THEREFORE, in good consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
Definitions

     1.01 Capitalized terms used in this Amendment are defined in the Frame Agreement, as amended hereby, unless otherwise stated.
ARTICLE II
Amendments
     2.01 Amendment to Definition of Termination Date. The definition of “Termination Date” in Article 1 of the Frame Agreement is hereby amended by deleting “January 1, 2003,” and substituting therefore “February 1, 2004, so that such definition shall read “February 1, 2004, or such earlier or later date as may be agreed to in writing by all parties to this Agreement.”
ARTICLE III
No Waiver
     3.01 Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by any party hereto of any covenant or provision of the Frame Agreement, this Amendment, the Loan Agreement or of any other agreement between or among any of the parties to the Frame Agreement; and any party’s failure at any time or times hereafter to require strict performance by any other party of any provision thereof shall not waive, affect or diminish any right of such party to thereafter demand strict compliance therewith.
ARTICLE IV
Ratifications, Representations and Warranties
     4.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Frame Agreement, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Frame Agreement are ratified and confirmed and shall continue in full force and effect. The parties hereto agree that the Frame Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.
     4.02 Representations and Warranties. Each party hereto hereby represents and warrants to each other party hereto that (a) the execution, delivery and performance of this Amendment has been authorized by all requisite corporate action on the part of such party and will not violate the articles of incorporation or bylaws of such party; and (b) such party is in full compliance with all covenants and agreements contained in the Frame Agreement, as amended hereby.

ARTICLE V
Miscellaneous Provisions
     5.01 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     5.02 Transferability of Agreement. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns.
     5.03 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     5.04 Effect of Waiver. No consent or waiver, express or implied, by any party hereto to or for any breach of or deviation from any covenant or condition by any other party hereto shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     5.05 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     5.06 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
     5.07 Final Agreement. THE FRAME AGREEMENT, AS AMENDED HEREBY, REPRESENTS THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE FRAME AGREEMENT, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE PARTIES HERETO.
[Signature Page Follows]

          Executed as of the date first indicated above.

FIRSTCITY FINANCIAL CORPORATION

By:

Name:

Title:

FIRSTCITY SERVICING CORPORATION

By:

Name:

Title:

CARGILL FINANCIAL SERVICES CORPORATION

BY:

Name:	E. Gerald O’Brien II
Title:	Vice President

CFSC CAPITAL CORP. II

BY:

Name:	E. Gerald O’Brien II
Title:	Vice President
Signature Page to Fourth Amendment to Right of First Refusal Agreement and Due Diligence
Reimbursement Agreement

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